AFFILIATE STOCK PURCHASE AGREEMENT

     This Affiliate Stock Purchase Agreement (this "Agreement"), is made as of March 12, 2013, by and between Carol Callaghan, a businessperson, of 6 St. George’s Crescent, Edmonton, Alberta T5N 3M7 (the “Seller”) and Glenn Sanford, a businessperson, of 910 Harris Avenue, Suite 305, Bellingham, Washington 98225 (the “Purchaser”).

RECITALS

     WHEREAS, the Seller is the owner of 40,000,000 restricted shares of common stock of Desert Canadians Ltd., a Delaware corporation (the "Company"); and

     WHEREAS, the Seller proposes to sell to the Purchaser 40,000,000 restricted shares of common stock of the Company (the "Purchased Shares"), on the terms set forth herein.

In consideration of the premises, representations, warranties and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.            PURCHASE AND SALE

1.1          The Seller hereby agrees to sell, assign, transfer and deliver to the Purchaser, and the Purchaser hereby agrees to purchase from the Seller, the Purchased Shares at a purchase price per share of US $0._______ for an aggregate purchase price of US $42,500 (the "Purchase Price") payable on the Closing Date (as defined below).

2.            REPRESENTATIONS AND WARRANTIES OF THE SELLER

2.1          The Seller warrants, covenants and represents to the Purchaser with the intention of inducing the Purchaser to enter into this Agreement that:

(a)

immediately prior to and at the date on which the closing of the purchase and sale of the Purchased Shares occurs (the "Closing Date"), the Seller shall be the legal and beneficial owner of the Purchased Shares and on the Closing Date, the Seller shall transfer to the Purchaser the Purchased Shares free and clear of all liens, restrictions, covenants or adverse claims of any kind or character;

(b)

the Seller has the legal power and authority to execute and deliver this Agreement and all other documents required to be executed and delivered by the Seller hereunder and to consummate the transactions contemplated hereby;

(c)

as of the date of this Agreement, the Seller is, or has been during the past ninety (90) days, an officer, director, 10% or greater shareholder or "affiliate" of the Company, as that term is defined in Rule 144 promulgated under the United States Securities Act of 1933, as amended (the "Securities Act");

(d)

to the best of the knowledge, information and belief of the Seller there are no circumstances that may result in any material adverse effect to the Company or the value of the Purchased Shares that are in existence as of the date of this Agreement or may hereafter arise;

(e)	as of the Closing Date, the Seller will not be indebted to the Company and the Company will not be indebted to the Seller;

(f)

as of the date of this Agreement, the authorized capital of the Company consists of 220,000,000 shares of common stock, par value US $0.00001 per share, of which a total of 40,086,000 shares have been validly issued, are outstanding and are fully paid and non-assessable;

(g)

as of the date of this Agreement, no person, firm or corporation has any right, agreement, warrant or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option to require the Company to issue any shares in its capital or to convert any securities of the Company or of any other company into shares in the capital of the Company;

(h)

as of the date of this Agreement, the Company has no liability, due or accruing, contingent or absolute, and is not directly or indirectly subject to any guarantee, indemnity or other contingent or indirect obligation with respect to any other person or company not shown or reflected in the Company’s most recent unaudited financial statements (the "Financial Statements") filed on EDGAR which will not be paid in full either from the Purchase Price or forgiven prior to payment of the Purchase Price; and the Seller will pay any outstanding liability of the Company with the Purchase Price;

(i)

as of the date of this Agreement, the Company has good and marketable title to all of its assets, and such assets are free and clear of any financial encumbrances not disclosed in the Financial Statements; and

(j)

as of the date of this Agreement, there are no claims threatened or against or affecting the Company nor are there any actions, suits, judgments, proceedings or investigations pending or, threatened against or affecting the Company, at law or in equity, before or by any Court, administrative agency or other tribunal or any governmental authority or any legal basis for same.

2.2          The Seller represents that all the above representations stated to be true as of the date of this Agreement will be true as of the Closing Date.

3.            REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

3.1          The Purchaser represents and warrants to the Seller that the Purchaser:

(a)	has the legal power and authority to execute and deliver this Agreement and to consummate the transactions hereby contemplated;

(b)

understands and agrees that offers and sales of any of the Purchased Shares prior to the expiration of a period of 12 months after the date of completion of the transfer of the Purchased Shares as contemplated in this Agreement , or such shorter period as may be required under the Securities Act (the "Restricted Period"), shall only be made in compliance with the safe harbor provisions set forth in Regulation S promulgated under the Securities Act, pursuant to the registration provisions of the Securities Act or pursuant to an exemption therefrom, and that all offers and sales after the Restricted Period shall be made only in compliance with the registration provisions of the Securities Act or pursuant to an exemption therefrom;

(c)

is acquiring the Purchased Shares as principal for its own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Purchased Shares; and

(d)	has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of acquiring the Purchased Shares

The foregoing representations and warranties are inserted for the exclusive benefit of the Purchaser and may be waived in all or in part by the Purchaser by notice in writing to the Seller.

4.            INDEMNIFICATION

4.1          The Seller hereby agrees to indemnify and hold harmless the Purchaser and the Company against any losses, claims, damages or liabilities to which the Purchaser or the Company may become subject insofar as such losses, claims, damages or liabilities arise out of or are based upon taxes, real property leases or equipment leases payable by or for which the Company has the primary liability; and in particular, any misrepresentation of the Seller as contained herein. Damages of the Purchaser are not limited to the amount the Seller receives hereunder but will include the Purchaser’s or the Company’s actual cost of any claim and full costs of negotiations and for defence.

5.            MISCELLANEOUS

5.1          The parties hereto acknowledge that they have obtained independent legal advice with respect to this Agreement and acknowledge that they fully understand the provisions of this Agreement.

5.2          There are no representations, warranties, collateral agreements, or conditions concerning the subject matter of this Agreement except as herein specified.

5.3          This Agreement will be governed by and construed in accordance with the laws of the state of Delaware. The parties hereby irrevocably attorn to the exclusive jurisdiction of the courts of Delaware with respect to any legal proceedings arising from this Agreement.

5.4          The representations and warranties of the parties contained in this Agreement shall survive the Closing Date and shall continue in full force and effect for a period of 12 months.

5.5          This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.

5.6          Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date set forth on page one of this Agreement.

Each of the parties hereto has executed this Agreement to be effective as of the day and year first above written.

/s/ Carol Callaghan
Carol Callaghan

/s/ Glenn Sanford
Glenn Sanford